SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SWS Group, Inc.

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SWS GROUP, INC.

Notice of Annual Meeting

and Proxy Statement

October 13, 2003

Dear Stockholder:

This year’s annual stockholders’ meeting will be held in the Venetian Ballroom at the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas 75201 at noon, Central time, on Wednesday, November 12, 2003. Lunch will be served.

The enclosed materials include the notice of annual meeting, the proxy statement describing the business to be transacted at the meeting and a proxy card for you to complete and return to us.

We will be reporting on the company’s activities, and you will have an opportunity to ask questions about our operations. We hope you are planning to attend the annual meeting personally, and we look forward to seeing you. However, it is important that your shares be represented at the annual meeting whether or not you are able to attend in person. Accordingly, please return the enclosed proxy card as soon as possible to ensure your shares are represented. If you do attend the annual meeting, you may, of course, withdraw your proxy if you want to vote in person.

On behalf of our Board of Directors and our management, we would like to thank you for your continued support and confidence.

Sincerely yours,

/s/ Don A. Buchholz	/s/ Donald W. Hultgren
Don A. Buchholz	Donald W. Hultgren
Chairman of the Board	Chief Executive Officer

Enclosure

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 12, 2003

We will hold this year’s annual stockholders’ meeting on Wednesday, November 12, 2003, at noon Central time in the Venetian Ballroom at the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas 75201.

At the meeting, we will ask you to consider and vote on the following proposals:

1.	To elect eight directors to serve until the next annual meeting or until their successors are elected and qualified,

2.	To consider and vote on the proposed restricted stock plan,

3.	To consider and vote on the deferred compensation plan, and

4.	To consider and vote on any other business that is properly brought before the meeting and any adjournments thereof.

If you were a stockholder at the close of business on September 24, 2003, you are entitled to receive notice of, and vote at, the annual meeting and any adjournments thereof.

It is important that your shares be represented at the annual meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. If you attend the annual meeting, you may revoke your proxy and vote in person. To help us prepare properly for your attendance at the annual meeting, we ask that you indicate on your proxy card whether you plan to attend the meeting and luncheon.

By Order of the Board of Directors,

/s/ Allen R. Tubb
Allen R. Tubb
Vice President, General Counsel and Secretary

Dallas, Texas

October 13, 2003

SWS GROUP, INC.

1201 Elm Street, Suite 3500

Dallas, Texas 75270

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 12, 2003

We are providing this notice of annual meeting, proxy statement and proxy card to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our 2003 Annual Meeting of Stockholders to be held in the Venetian Ballroom of the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas 75201 on Wednesday, November 12, 2003, at noon Central time and at any adjournments or postponements thereof.

On or about October 13, 2003, we will begin mailing the proxy materials to everyone who was a stockholder of record on September 24, 2003. If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy card that you received.

At the annual meeting, our stockholders will be asked to consider and vote on the following: (i) the election of eight directors to serve until the next annual meeting or until their successors are duly elected and qualified; (ii) the approval of the proposed restricted stock plan; (iii) the approval of the deferred compensation plan, and (iv) the transaction of such business as may properly come before the meeting or any adjournment thereof.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Voting Securities

All stockholders of record at the close of business on September 24, 2003 are entitled to vote on matters presented at the annual meeting or any adjournments thereof. At the close of business on September 24, 2003, there were 17,109,151 shares of our common stock issued and outstanding and entitled to vote.

Election of Directors

Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from any director nominee will be counted in determining whether a quorum has been reached but will not affect the outcome of the vote.

Assuming a quorum is present, nominees must receive the affirmative vote of a plurality of the votes cast in order to be elected director. A plurality means receiving more votes than any opposing candidate regardless of whether that is a majority of the votes cast.

In the election of directors, stockholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this proxy statement.

Restricted Stock Plan, Deferred Compensation Plan and Other Matters

The approval of the restricted stock plan and the deferred compensation plan will each be determined by the affirmative vote of a majority of our common stock represented at the annual meeting and entitled to vote, assuming a quorum is present. The same vote is generally required for action on any other matters that may properly come before the annual meeting.

Stockholder Voting

In addition to voting at the annual meeting, you may mark your selections on the enclosed proxy card, date and sign the card and return the card in the enclosed envelope. We encourage you to complete and submit the proxy card even if you plan to attend the annual meeting in person.

Please understand that voting by means of the proxy card has the effect of appointing Don A. Buchholz, our Chairman, and Donald W. Hultgren, our Chief Executive Officer, as your proxies. They are required to vote on the proposals described in this proxy statement exactly as you have voted. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Messrs. Buchholz and Hultgren will be authorized to use their discretion to vote such issues on your behalf.

Abstentions

Any stockholder who is present at the annual meeting, either in person or by proxy, but who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares entitled to vote at the annual meeting. An abstention will not be counted as an affirmative or negative vote in the election of the directors.

Broker “Non-Votes”

If your shares are in a brokerage account and you do not vote, your brokerage firm could (1) vote your shares, if permitted by applicable rules, or (2) leave your shares unvoted. Under applicable rules, brokers who hold shares in street name have the authority to vote routine matters, such as the election of directors, as recommended by the Board if they do not receive contrary voting instructions from the beneficial owners. However, brokers do not have the authority to vote on non-routine matters requiring approval of a majority of the shares present and entitled to vote, unless they have received voting instructions from the beneficial owners.

Such broker non-votes are considered present and are counted in determining the existence of a quorum, but will not be counted in determining the number of votes cast for a proposal. Therefore, broker non-votes will not impact the outcome of the vote on any proposal.

Revocability of Proxies

You may revoke your proxy at any time before the annual meeting for any reason. To revoke your proxy before the meeting, write to our Secretary, Allen Tubb, at 1201 Elm Street, Suite 3500, Dallas, Texas 75270. You may also come to the annual meeting and change your vote in writing. Merely attending the annual meeting does not revoke your proxy.

Expenses

We will bear all expenses in connection with this solicitation, including the cost of preparing, printing and mailing proxy materials. Proxies may be solicited by directors, officers and other employees, by telephone or otherwise, without additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our common stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and our transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

OUR COMPANY

We are a full-service securities and banking firm delivering a broad range of investment, commercial banking and related financial services to our clients, which include individual and institutional investors, broker/dealers, corporations, governmental entities and financial intermediaries. We are a Delaware corporation and were incorporated in 1972. Our principal executive offices are located at 1201 Elm Street, Suite 3500, Dallas, Texas 75270. Our telephone number is (214) 859-1800 and our company website is www.swsgroupinc.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

We will vote on the election of eight members of our Board of Directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote their proxies for the eight nominees named below. Each person will serve as a director until the next annual meeting or until a successor has been elected and qualified.

Each of the persons nominated for election to the Board has agreed to stand for election, and, to the knowledge of the Board, each of the nominees intends to serve the entire term for which election is sought. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for a nominee designated by the present Board with the assistance of the Nominating/Corporate Governance Committee, to fill the vacancy, unless the Board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will be unable or unwilling to serve as a director.

NOMINEES FOR DIRECTOR

Don Buchholz (age 74) 1

Mr. Buchholz is one of our founders. He has served as a Director and as Chairman of the Board since August 1991; Chief Executive Officer from December 2001 until August 2002 and from 1984 until July 1994; President from 1984 until August 1991; and Chairman of the Board of Southwest Securities, Inc., our principal subsidiary (“Southwest Securities”), from August 1993 to May 1996. Mr. Buchholz has been associated with Southwest Securities in various executive capacities since its inception in 1972. Mr. Buchholz currently serves on the board of directors of U.S. Home Systems, Inc., a home remodeling and specialty home improvement company, and Security Bank, a local community bank. He is past director of the Securities Industry Association (“SIA”), past Chairman of the Executive Committee of the South Central District of the SIA; past member of the Boards of Governors of the New York Stock Exchange (“NYSE”) and the National Association of Securities Dealers (“NASD”), and past President and Director of the Texas Stock and Bond Dealers Association.

Donald W. Hultgren (age 46) 1

Mr. Hultgren was elected Director and Chief Executive Officer in August 2002. Prior to his election, he served as Executive Vice President and Director of Capital Markets of Southwest Securities from March 2000 to August 2002. From 1989 to 2000, Mr. Hultgren served in various capacities at Raymond James & Associates, including Managing Director in the Healthcare sector of Corporate Finance and Director of Research. He is a member of the Association of Investment Management and Research and member of the Advisory Committee for the University of Texas MBA Investment Fund. He also serves as a board member for the American Heart Association, Dallas, Texas Division, and is on the association’s Executive Committee.

Brodie L. Cobb (age 42) 3

Mr. Cobb has served as a Director since 1999. He is the founder and Managing Director of San Francisco-based Presidio Financial Partners, LLC, a specialty investment bank focusing on mergers and acquisitions, private financings and wealth management, where he has served from 1997 to present. Mr. Cobb’s previous experience includes serving as a Vice President at Montgomery Securities from 1995 to 1997 and as an associate at C.S. First Boston from 1992 to 1995.

J. Jan Collmer (age 68) 2

Mr. Collmer has served as a Director since 1994. He is the founder of High Voltage Power Systems, Inc. (formerly Collmer Semiconductor, Inc.), an importer, marketer and manufacturer of industrial electronic components and systems, where he has been President since 1979. Prior to founding Collmer Semiconductor, Inc., Mr. Collmer served in various engineering and executive positions with Varo, Inc., a defense electronics firm. He currently serves as President of the Frontiers of Flight museum and as trustee for the University of Dallas.

Ronald W. Haddock (age 62) 3,4

Mr. Haddock was elected a Director in March 2002. He served as President and Chief Executive Officer of FINA, Inc. from 1989 until his retirement in 2000. Mr. Haddock joined FINA in 1986 as Executive Vice President and Chief Operating Officer and was subsequently elected to its board of directors in 1987. Prior to joining FINA, Mr.

Haddock was with Exxon Corporation for twenty-three years in various engineering and management positions, including Vice President and director of Exxon’s operations in the Far East, Executive Assistant to the Chairman, Vice President of refining and General Manager of corporate planning. Mr. Haddock is a graduate of Purdue University. He was elected to the Board of Directors of Enron Corporation in July 2002 and currently serves on the board of directors of Prisma Energy, Elektro, Alon Energy USA, Adea Solutions, Inc. and SepraDyne. He serves as Chairman of the Board of Prisma Energy and SepraDyne.

R. Jan LeCroy (age 72) 2

Mr. LeCroy has served as a Director since 1997. He is the Past President of the Dallas Citizens Council, a non-profit organization whose members are the chief executive officers of the 250 largest corporations in the Dallas metropolitan area and whose mission is to improve the quality of life and economic viability of the community. Mr. LeCroy has over 20 years experience in various leadership assignments in the community college field, including seven years as Chancellor of the Dallas County Community College District. In 1995, he was appointed by Texas Governor George Bush as one of six commissioners on the Education Commission of the States, which advocates education policy for kindergarten through graduate school for the nation. Mr. LeCroy currently serves on the Board of Directors of the Conseco Funds Group, a mutual fund company.

Frederick R. Meyer (age 75) 3,4

Mr. Meyer has served as a Director since 1991. Since 1985, Mr. Meyer has been Chairman of the Board of Aladdin Industries. He also served as President and CEO of Aladdin Industries LLC since October 2000. He formerly held the position of President and CEO of Aladdin Industries LLC from 1987 to 1994 and again from 1995 to January 1999. Mr. Meyer was also President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986. He is currently also a director of Palm Harbor Homes, Inc., a manufactured home builder, Westwood Holding Group, Inc., an asset management company, and the Oaks Bank and Trust Company.

Jon L. Mosle, Jr. (age 74) 2,4

Mr. Mosle has served as a Director since 1991. Mr. Mosle was the Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992. From 1954 to 1984, he was affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. Mr. Mosle’s experience at Rotan Mosle, Inc. included supervisory responsibility for the over-the-counter trading and municipal departments, as well as participation in corporate finance activities. He served as Branch Manager, Regional Manager, Vice Chairman of the Board and member of Rotan Mosle, Inc.’s Operating Committee. He is currently a Director of Westwood Holdings Group, Inc.

[1]	Executive Committee
[2]	Audit Committee
[3]	Compensation Committee
[4]	Nominating/Corporate Governance Committee

COMPENSATION OF DIRECTORS

Members of the Board who are non-employee directors receive an annual retainer of $17,000 paid on a quarterly basis, $1,000 for attendance at each regular quarterly Board meeting and $500 for attendance at each special Board meeting and committee meeting. Committee chairmen receive $750 per committee meeting. We also reimburse directors for expenses relating to attendance at meetings.

On November 6, 2002, we awarded each of Messrs. Cobb, Collmer, Haddock, LeCroy, Meyer and Mosle 2,000 stock options with an exercise price of $12.98 under the terms of the SWS Group, Inc. Stock Option Plan. All non-employee director options have a five-year term and become fully vested six months after the date of grant.

Corporate Governance

We manage our business under the direction of our Board of Directors. The Board meets quarterly during the year to review significant developments and to act on matters requiring Board approval. The Board held four regularly scheduled meetings and no special meetings during fiscal year 2003. Each director attended at least three of the meetings.

The Board has long been committed to sound and effective corporate governance practices. A substantial majority of the members of the Board have been independent (currently, six of eight), and key committees have been comprised solely of independent directors. The Board has a longstanding practice of separating the offices of Chairman and Chief Executive Officer to ensure the Chairman is fully independent of management, although the offices were again united during a brief period in 2002 while we reorganized our executive structure. We also formed a Nominating/Corporate Governance Committee last year to consider and recommend candidates for Board vacancies, actively recruit qualified candidates, review and make recommendations regarding committee assignments and committee structure, and assist the Board in developing and implementing corporate governance practices and policies.

The Board during the past fiscal year also adopted a comprehensive set of Corporate Governance Guidelines, which addresses a number of important governance issues, including director independence but also such matters as criteria for Board membership, expectations regarding attendance and participation at meetings, committee responsibilities, authority of the Board and certain committees to engage outside independent advisors as they deem appropriate, succession planning for the Chief Executive Officer, and annual Board self-evaluation. We have published these guidelines on the Corporate Governance page of our web site, which can be accessed through http://www.swsgroupinc.com.

Although we have had informal procedures in place for a long time, the Board, during the past fiscal year, adopted a formal set of disclosure controls and procedures and established a committee of executive management and other key employees. The disclosure controls and procedures create a framework by which we can be assured that all information required to be disclosed in our public filings with the Securities and Exchange Commission (“SEC”) is disclosed in a timely and accurate manner.

Management has closely reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002, the related rules of the SEC and the proposed NYSE Listing Standards regarding corporate governance policies and procedures. One result of this process has been that the Board has fully reexamined the formal charter setting forth the powers and responsibilities of the Audit Committee, and has revised the charter to fully comply with the new and proposed rules. Further, in full compliance with the new and proposed rules, the Board has also implemented formal charters setting forth the powers and responsibilities of the Compensation and Nominating/Corporate Governance Committees. As the NYSE proposals continue to evolve, the Board, under the direction of the Nominating/Corporate Governance Committee, will continue to assess the charters of each of these committees. In the meantime, the charter for the Audit Committee is attached as Appendix A to this Proxy Statement, and all three charters may be viewed on the Corporate Governance page of our web site.

Executive Committee. The Executive Committee has the authority, between meetings of the Board, to take all actions with respect to the management of our business that require action by the Board, except with respect to certain specified matters that by law must be approved by the entire Board. The Executive Committee did not meet in fiscal 2003. The Executive Committee is comprised of Messrs. Buchholz and Hultgren.

Compensation Committee. The Compensation Committee, which is comprised of three non-employee directors, determines the salaries of our executive officers, assists in determining the salaries of other personnel, administers the grant of awards under our stock option plans and performs other similar functions. The Compensation Committee held five meetings during fiscal year 2003. The Compensation Committee is comprised of Messrs. Meyer (chairman), Cobb and Haddock. All committee members were present at each meeting.

Audit Committee. The Audit Committee is comprised of three non-employee directors and is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent accountants our accounting practices and policies, (iii) reviewing with the independent accountants their final report, (iv) reviewing with internal and independent accountants overall accounting and financial controls, and (v) being available to the independent accountants during the year for consultation purposes. The Audit Committee held eight meetings during fiscal year 2003. The Audit Committee is comprised of Messrs. Mosle (chairman), Collmer and LeCroy. Each committee member attended at least three-quarters of the meetings.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of three non-employee directors who meet the proposed independence requirements of the NYSE and is responsible for identifying individuals qualified to become members of the Board, recommending to the Board qualified director nominees to be proposed for election at the annual meeting of stockholders, recommending to the Board directors to be appointed to the various committees of the Board, and assisting the Board in developing and implementing effective corporate governance practices and policies. The Nominating/Corporate Governance Committee considers nominees recommended by our stockholders. Stockholders wishing to submit such a recommendation should send the nominee’s name and all relevant information regarding the nominee to the Nominating/Corporate Governance Committee, c/o SWS Group, Inc., Attn: General Counsel, 1201 Elm Street, Suite 3500, Dallas, Texas 75270. The Nominating/Corporate Governance Committee held two meetings during fiscal year 2003. The Nominating/Corporate Governance Committee is comprised of Messrs. Haddock (chairman), Mosle and Meyer. All committee members were present at each meeting.

RECOMMENDATION OF THE BOARD

The Board recommends that stockholders vote “FOR” the nominees listed above.

PROPOSAL TWO

APPROVE THE RESTRICTED STOCK PLAN

BACKGROUND

On August 21, 2003, the Board of Directors adopted the SWS Group, Inc. 2003 Restricted Stock Plan, subject to the approval of our stockholders. The Restricted Stock Plan allows for awards of stock to our directors, officers and employees. If stockholder approval is not obtained, we will not implement the Restricted Stock Plan and no awards will be issued thereunder. A copy of the Restricted Stock Plan is attached to this proxy statement as Appendix B.

PURPOSE OF THE RESTRICTED STOCK PLAN

The purpose of the Restricted Stock Plan is to attract, retain and award the services of our employees and directors, and to provide such persons with a proprietary interest in our company through the granting of restricted stock that will (i) increase the interests of such persons in our company’s welfare, (ii) furnish an incentive to such persons to continue their services for our company and (iii) provide a means by which we may attract able persons as employees.

DESCRIPTION OF THE RESTRICTED STOCK PLAN

The following description of the Restricted Stock Plan is qualified in its entirety by reference to the copy of the Restricted Stock Plan set forth in Appendix B to this proxy statement.

Eligibility. All of our directors and employees are eligible to participate in the Restricted Stock Plan.

Shares Subject to the Restricted Stock Plan. The Restricted Stock Plan authorizes the granting of awards with respect to an aggregate of up to 500,000 shares of our common stock (subject to adjustment as described below). Shares which are forfeited, terminated or settled in cash in lieu of common stock or restricted stock shall again become available for award under the Restricted Stock Plan. No more than 200,000 of the authorized shares may be newly issued shares of common stock. Any award of restricted stock made to a newly hired employee as a condition of employment must be made up exclusively of treasury shares.

Administration. The Restricted Stock Plan is administered by a committee of the Board of Directors consisting of not less than two (2) persons. Each member of the committee will exhibit the independence necessary to comply with any applicable securities law, the rules of the NYSE or any other applicable law, as necessary.

Awards. The Board determines, based on recommendations from the committee, persons to whom awards of restricted stock shall be made. Such awards may be based on the satisfaction of pre-established, company-wide performance goals or made at the discretion of the Board. The committee shall have the authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement to be entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of Board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement.

The following table presents information related to the anticipated award of Common Stock under the Restricted Stock Plan as authorized pursuant to the terms of the Restricted Stock Plan.

	New Plan Benefits Restricted Stock Plan
Name and Position	Dollar Value ($)	Number of Shares to be Granted (1)
Brodie L. Cobb Director	10,000	478
J. Jan Collmer Director	10,000	478
Ronald W. Haddock Director	10,000	478
R. Jan LeCroy Director	10,000	478
Frederick R. Meyer Director	10,000	478
John L. Mosle, Jr. Director	10,000	478
Donald W. Hultgren Director and Chief Executive Officer	45,000	2,154
William D. Felder President	25,000	1,196
Kenneth R. Hanks Executive Vice President, Chief Financial Officer and Treasurer	25,000	1,196
Daniel R. Leland Executive Vice President, President and Chief Executive Officer of Southwest Securities	12,500	598
All directors and executive officers as a group (18 persons)	227,500	10,882

(1)	These values are based on the last reported sales price of our common stock on the NYSE on September 18, 2003, which was $20.89 per share. The exact number of common stock shares granted will equal the Dollar Value divided by the market price of the shares on the date of the grant of the award, calculated in whole shares. Accordingly, the exact number of shares is not presently determinable.

Transferability. Except as set forth in the applicable award agreement, no stock awarded under the Restricted Stock Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of so long as such shares are subject to the forfeiture provisions of the award.

Adjustments. If our outstanding common stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, reverse stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization, in which we are the surviving corporation, an appropriate adjustment shall be made in the number and kind of shares that have been awarded pursuant to the Restricted Stock Plan and that may be thereafter awarded.

Change of Control. In the event of a change of control (as defined in the Restricted Stock Plan), all awards will become automatically vested in full.

Duration. The Restricted Stock Plan shall continue until August 21, 2013, unless otherwise amended or terminated. Termination will not affect any restriction previously imposed on stock awarded pursuant to the Restricted Stock Plan.

Amendments. The Board may amend or terminate the Restricted Stock Plan at any time, subject to stockholder approval required under any other applicable laws, rules or regulations. Unless required by law, no amendment shall adversely affect any rights of participants or our obligations to participants with respect to any award previously granted under the Restricted Stock Plan without the consent of the affected participant.

PERFORMANCE CRITERIA

Prior to the beginning of each fiscal year the committee will establish performance goals for that fiscal year which must be satisfied before any awards may be granted under the Restricted Stock Plan. Notwithstanding the non-satisfaction of such performance goals, the Board may, in its discretion, make awards of restricted stock under the Restricted Stock Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRICTED STOCK PLAN

The following is a brief summary of certain of the Federal income tax consequences of awards granted under the Restricted Stock Plan based on Federal income tax laws in effect on January 1, 2003.

A participant who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code of 1986, as amended. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the current fair market value of the shares. Any awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. We will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

The foregoing discussion is not a complete description of the Federal income tax aspects of awards under the Restricted Stock Plan. In addition, administrative and judicial interpretations of the application of the Federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any awards.

ACCOUNTING TREATMENT

For accounting purposes, we will recognize compensation expense for shares of common stock subject to awards under the Restricted Stock Plan over the vesting period at the fair market value of such shares on the date they are awarded.

RECOMMENDATION OF THE BOARD

The Board recommends that you vote “For” approval of the Restricted Stock Plan.

PROPOSAL THREE

APPROVE THE DEFERRED COMPENSATION PLAN

BACKGROUND AND PURPOSE OF THE DEFERRED COMPENSATION PLAN

The Deferred Compensation Plan was adopted as of July 1, 1999 to provide our executive officers or other highly compensated employees the ability to defer payment of incentive awards and commissions. Such officers or employees may elect to defer the payment of a portion of any incentive award or commission and receive shares of our common stock in lieu thereof. A total of 89,071 shares have been issued pursuant to the Deferred Compensation Plan. At the time the Deferred Compensation Plan was adopted, stockholder approval of the plan was not required and, therefore, was not sought.

On August 21, 2003, the Board of Directors approved an amendment to the Deferred Compensation Plan. The amendment was adopted to bring the Deferred Compensation Plan into compliance with recent changes to the NYSE listing standards. Pursuant to the amendment, the maximum number of shares of our common stock that may be issued pursuant to the Deferred Compensation Plan is 200,000 shares. In addition, the amendment provided that the Deferred Compensation Plan will terminate on June 30, 2009. All other provisions of the Deferred Compensation Plan remained unaffected by the amendment We are asking you to approve the Deferred Compensation Plan, as amended, a copy of which is attached to this proxy statement as Appendix C.

Upon stockholder approval of the Deferred Compensation Plan, an additional 110,929 shares of our common stock may be issued under the Deferred Compensation Plan. If the Deferred Compensation Plan is not approved, no future deferrals may be made pursuant to the Deferred Compensation Plan. Any amounts previously deferred will be paid in accordance with the terms of the Deferred Compensation Plan.

DESCRIPTION OF THE DEFERRED COMPENSATION PLAN

The following description of the Deferred Compensation Plan is qualified in its entirety by reference to the copy of the Amended and Restated Deferred Compensation Plan set forth in Appendix C to this proxy statement.

Administration. The Deferred Compensation Plan is administered by the Compensation Committee of the Board.

Eligibility. Any employee who is designated by the Compensation Committee as belonging to a “select group of management or highly compensated employees,” as such phrase is defined under ERISA and who meets such other criteria as determined by the Compensation Committee.

Shares Subject to the Deferred Compensation Plan. The Deferred Compensation Plan authorizes the issuance of up to 200,000 shares of our common stock.

Deferral and Matching Contributions. A participant may elect to defer up to 50% of any incentive award and up to 100% of any commission payable to such participant under our commission payment schedule. We will match 25% of a participant’s annual deferral amount up to a maximum matching amount of $10,000 per plan year. In addition, we may make additional contributions to selected participants as the committee deems appropriate. A participant may request that all or a portion of any amounts deferred pursuant to the Deferred Compensation Plan be invested in mutual funds approved by the committee from time to time, or in shares of our common stock.

Vesting. Matching contributions and discretionary contributions vest over four years. Vesting is accelerated upon the death, disability or retirement (upon 10 years of service) of the participant. Amounts deferred at the election of the participant are 100% vested at all times.

Payment of Deferred Amounts. Payment of vested deferred amounts commences within 90 days of the earliest to occur of (i) termination of employment prior to retirement, (ii) retirement (upon 10 years of service), (iii) death or (iv) disability. Payments are made in 10 annual installments, unless the committee authorizes a lump sum distribution. The portion of a participant’s account invested in mutual funds is paid in cash and the remaining portion distributed in shares of our common stock.

Duration. The Restricted Stock Plan shall terminate on June 30, 2009, unless otherwise amended or terminated. No deferral elections may be made after the date of termination. Amounts which are then payable or become payable shall be paid as scheduled under the provisions of the Deferred Compensation Plan.

Merger, Consolidation or Acquisition. In the event of a merger, consolidation or acquisition, or other reorganization in which we are not the surviving corporation, the Deferred Compensation Plan will terminate unless the committee determines that the Deferred Compensation Plan should continue, or the surviving corporation elects to continue the Deferred Compensation Plan. All accounts shall become fully vested if the Deferred Compensation Plan is terminated as part of such a reorganization.

Amendment and Termination. The Board may amend, modify or terminate the Deferred Compensation Plan at any time and in any manner.

Benefits. The amount of benefits payable in the future under the Deferred Compensation Plan is not determinable because such benefits depend upon the amount of compensation each participant elects to defer.

FEDERAL INCOME TAX CONSEQUENCES OF THE DEFERRED COMPENSATION PLAN

The following is a brief and general discussion of the federal income tax rules applicable to the Deferred Compensation Plan and does not discuss state, local or foreign tax consequences. This discussion is based on the Code, applicable Treasury regulations promulgated thereunder and rulings and decisions now in effect, all of which are subject to change retroactively and prospectively. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Deferred Compensation Plan. Tax consequences are subject to change and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants have been advised to consult their own tax advisors with respect to the tax consequences of participating in the Deferred Compensation Plan.

Deferrals. Participant deferrals to the Deferred Compensation Plan are generally not subject to federal income taxes at the time of deferral. However, such deferred compensation will be includible in the participant’s wages and both the Company and the participant must pay FICA and other applicable employment taxes on such amounts at the time of the deferral.

Matching and Discretionary Contributions. Matching contributions and discretionary contributions we make are also generally not subject to federal income taxes at the time they are credited to a participant’s account. However, when the participant vests in the right to receive any portion of the matching contributions and/or discretionary contributions we make, the vested amount will be includible in the participant’s wages and we and the participant must pay FICA and other applicable employment taxes. The amount includible in the participant’s wages will be based on the fair market value of the matching contributions and/or discretionary contributions on the applicable vesting date.

Payment of Deferred Amounts. In the year in which the participant’s account (consisting of deferrals, matching contributions, discretionary contributions and any related earnings) is distributed, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the value of any cash distributed plus the fair market value of any shares of our common stock distributed. We generally will be entitled to a corresponding tax deduction for the amount of ordinary income recognized by the participant for federal income tax purposes. A participant’s subsequent disposition of shares of our common stock received from the Deferred Compensation Plan will result in a long term or short term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares, which is equal to the amount of income the participant recognized on the shares at the time of distribution, and based on the length of time the participant held the shares prior to their disposition.

Section 162(m) of the Tax Code generally disallows a public corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. We do not intend for distributions from the Deferred Compensation Plan to meet the requirements of Section 162(m) of the Tax Code.

RECOMMENDATION OF THE BOARD

The Board recommends that you vote “For” approval of the Deferred Compensation Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our officers, directors and employees have an interest in matters being presented for stockholder approval. Upon stockholder approval of the Restricted Stock Plan, our officers, directors and employees may be granted restricted stock under the Restricted Stock Plan. The approval of the Restricted Stock Plan is being presented as Proposal Two in this proxy statement.

Executive officers also have an interest in the proposal to approve the Deferred Compensation Plan because such officers may be granted up to an aggregate of 200,000 shares of our common stock under the Deferred Compensation Plan. The approval of the Deferred Compensation Plan is being presented as Proposal Three in this proxy statement.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our common stock as of August 29, 2003 by (i) each person who is known to us to own beneficially more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all directors and executive officers as a group.

Shares Beneficially Owned [1,2]	Number	Percent
Don A. Buchholz [3] 1201 Elm Street, Suite 3500, Dallas, TX 75270	666,701	3.9%
Buchholz Family Holdings, Ltd. [4] 1201 Elm Street, Suite 3500, Dallas, TX 75270	550,000	3.2%
Third Avenue Management LLC [5] 622 Third Avenue, New York, NY 10017-2023	1,672,894	9.8%
Advisory Research, Inc. [6] 180 N. Stetson St., Suite 5780, Chicago, IL 60601	1,136,910	6.7%
NFJ Investment Group L.P. [7] 2121 San Jacinto Street, Suite 1840, Dallas, TX 75201	946,960	5.6%
Cobb Partners [8] 1201 Elm Street, Suite 3500, Dallas, TX 75270	708,389	4.2%
Brodie L. Cobb [9] 832 Sansome Street, First Floor, San Francisco, CA 94111	721,797	4.2%
William D. Felder [10]	130,829	*
Kenneth R. Hanks [11]	46,672	*
Donald W. Hultgren [12]	19,133	*
Daniel R. Leland [13]	107,161	*
Richard H. Litton [14]	71,860	*
J. Jan Collmer [15]	35,046	*
Ronald W. Haddock [16]	4,458	*
R. Jan LeCroy [17]	12,167	*
Frederick R. Meyer [17]	94,514	*
Jon L. Mosle, Jr. [18]	30,317	*
All directors and executive officers as a group (18 persons) [19]	2,077,853	12.0%

*	Denotes less than 1% ownership
[1]	The rules of the SEC provide that, for the purposes of this proxy statement, a person is considered the “beneficial owner” of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.
[2]	Based on 17,011,706 shares outstanding on August 29, 2003. Shares of common stock subject to options that are exercisable within 60 days of August 29, 2003 are deemed beneficially owned by the person holding such options for purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.
[3]	Includes 550,000 shares owned by Buchholz Family Holdings, Ltd. Excludes 64,409 shares held by Buchholz Investments, which is a general partnership, the partners of which are Don A. Buchholz, his wife, adult son and adult daughter. Pursuant to the terms of the partnership agreement governing Buchholz Investments, Don A. Buchholz’s adult son has voting power and investment power with regard to the shares owned by the partnership. The partnership agreement also provides that any partner may withdraw from the partnership upon 30 days’ notice and, unless the partnership is liquidated, that partner shall receive the value of his or her capital account. Don A. Buchholz and his wife own one-third of Buchholz Investments.

[4]	Buchholz Family Holdings, Ltd., is a limited partnership, the partners of which are Don A. Buchholz and his wife, his adult son and adult daughter and the Buchholz family trusts. Pursuant to the terms of the partnership agreement governing Buchholz Family Holdings, Ltd., Buchholz Family Management Company, LLC is general partner and owns 1% of Buchholz Family Holdings, Ltd. Don A. Buchholz and his wife own 100% of Buchholz Family Management Company, LLC and have sole voting and investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners.
[5]	This information is based on a Schedule 13G filing made by Third Avenue Management LLC with the SEC on July 10, 2003.
[6]	This information is based on a Schedule 13G filing made by Advisory Research, Inc. with the SEC on February 12, 2003.
[7]	This information is based on a Schedule 13G filing made by NFJ Investment Group L.P. with the SEC on February 10, 2003.
[8]	Cobb Partners is a general partnership, the partners of which are The Estate of Allen B. Cobb, Bonnie Cobb and her children, including Brodie L. Cobb. Mr. Brodie L. Cobb is the managing partner of the partnership and has sole voting and investment power with regard to the shares owned by the partnership.
[9]	Includes 708,389 shares held by Cobb Partners. Also includes 13,408 shares of common stock issuable upon exercise of stock options.
[10]	Includes 30,829 shares of common stock issuable upon exercise of stock options. Excludes 86,000 shares of common stock as to which Mr. William D. Felder shares voting and investment power as a co-trustee and as to which Mr. Felder disclaims beneficial ownership.
[11]	Includes 30,161 shares of common stock issuable upon exercise of stock options.
[12]	Includes 8,156 shares of common stock issuable upon exercise of stock options.
[13]	Includes 34,862 shares of common stock issuable upon exercise of stock options.
[14]	Includes 26,649 shares of common stock issuable upon exercise of stock options.
[15]	Includes 13,408 shares of common stock issuable upon exercise of stock options.
[16]	Includes 4,458 shares of common stock issuable upon exercise of stock options.
[17]	Includes 10,136 shares of common stock issuable upon exercise of stock options.
[18]	Includes 13,408 shares of common stock issuable upon exercise of stock options.
[19]	Includes the information in the notes above. In addition, includes 137,198 shares of common stock owned by other executive officers not listed in the above table, including 90,928 shares of common stock issuable upon exercise of stock options to those executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, and regulations of the SEC require our executive officers and directors and persons who own more than 10% of our common stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the SEC and the NYSE. Executive officers, directors and persons owning more than 10% of our common stock are required by SEC regulations to furnish us with all such reports they file.

Based solely on review of the copies of such reports that we have received and written representations that no other reports were required for such persons, we believe that all filing requirements applicable to our executive officers, directors and owners of more than 10% of our common stock were complied with, except that Messrs. LeCroy and Felder were each late in filing one transaction on a Statement of Changes in Beneficial Ownership on Form 4.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation during each of our last three fiscal years of each person serving as the chief executive officer during the last fiscal year and our other four most highly compensated executive officers:

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year ended the last Friday of June	Salary ($)	Bonus ($)	Other Annual Compensa- tion ($)	Securities Underlying Options (#)[1]	All Other Compensa- tion ($)[1,2]
Donald W. Hultgren Chief Executive Officer	2003 2002 2001	443,400 200,000 200,000	— 195,000 100,000	— — —	25,000 — 1,352	23,000 19,850 25,700

William D. Felder President	2003 2002 2001	390,000 281,300 250,000	— — —	— — —	14,000 8,605 6,761	20,000 19,850 23,200

Kenneth R. Hanks Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	390,000 400,000 400,000	— — —	— — —	16,000 7,375 6,761	17,900 19,850 30,000

Daniel R. Leland Executive Vice President, President and Chief Executive Officer of Southwest Securities	2003 2002 2001	390,000 400,000 400,000	490,000 590,000 —	— — —	18,000 11,063 6,761	21,800 19,850 30,000

Richard Litton [3] Executive Vice President	2003 2002 2001	200,000 200,000 200,000	437,400 231,234 147,158	— — —	8,000 4,917 5,409	18,800 19,850 30,000

[1]	Adjusted for ten percent stock dividends effective August 1, 2001, as well as for the spin-off of Westwood Holdings Group, Inc. on June 28, 2002.
[2]	Consists of our profit sharing contributions and our 401(k) matching contributions to our Profit Sharing/401(k) Plan, as well as a contribution from the Money Purchase Plan. As the Money Purchase Plan was terminated January 2002, there were no such contribution amounts in fiscal 2003. There were no profit sharing contributions in fiscal 2002 or 2003.
[3]	Mr. Litton’s bonus was derived as a percentage of revenue he directed to us in all years presented.

Incentive Stock Options

We made the following stock option grants to our named executive officers in fiscal 2003:

Option Grants in Last Fiscal Year

	Individual Grants [1]				Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for the Option Term (10 Years) [2]
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal 2003	Exercise or Base Price ($/Share)	Expiration Date
					5%	10%
Donald W. Hultgren	25,000	6.4%	$13.42	8/21/2012	$210,994	$534,701
William D. Felder	14,000	3.6%	$13.42	8/21/2012	$118,157	$299,432
Kenneth R. Hanks	16,000	4.1%	$13.42	8/21/2012	$135,036	$342,208
Daniel R. Leland	18,000	4.6%	$13.42	8/21/2012	$151,916	$384,984
Richard H. Litton	8,000	2.1%	$13.42	8/21/2012	$67,518	$171,104

[1]	All of these options are non-qualified and were granted on August 22, 2002. The options vest in 25% increments over four years and have a ten-year term.
[2]	Potential realized values represent the future value, net of exercise price, of the options granted if our stock was to appreciate 5% and 10%, respectively, during each of the awards ten-year term.

The following table provides information with respect to the executive officers concerning the exercise of options during fiscal 2002 and options held as of June 27, 2003.

Aggregate Option Exercises in the Last Fiscal Year

and Fiscal Year End Option Values

	Option Exercises During Fiscal 2003		Number of Securities Underlying Unexercised Options at June 27, 2003		Value of Unexercised In-the-Money Options at June 27, 2003 [1]
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Donald W. Hultgren	—	$—	1,568	26,271	—	164,500
William D. Felder	—	$—	23,966	25,508	102,370	121,502
Kenneth R. Hanks	—	$—	22,798	26,586	95,594	130,464
Daniel R. Leland	—	$—	26,813	31,538	116,725	156,216
Richard H. Litton	—	$—	21,810	15,880	98,172	69,430

[1]	Based on market price of $20.00, which was the closing price of our common stock on the NYSE on June 27, 2003, the last day of the 2003 fiscal year.

Equity Compensation Plans. We have two stock option plans, the SWS Group, Inc. Stock Option Plan (the “1996 Plan”), and the SWS Group, Inc. 1997 Stock Option Plan (the “1997 Plan”). The 1996 Plan reserves shares of our common stock for issuance to our eligible employees, as well as to non-employee members of the Board of Directors. The 1997 Plan reserves shares of our common stock for eligible employees or potential employees. Officers and directors are not eligible to receive options under the 1997 Plan. Options granted under the 1996 and 1997 Plans have a maximum ten-year term. Generally, options granted under the 1996 Plan have a four year vesting schedule and options granted under the 1997 Plan have a five year vesting schedule. Options granted to non-employee directors under the 1996 Plan are fully vested six months after date of grant and have a five-year term.

The following table sets forth certain information concerning all equity compensation plans approved by the stockholders and all equity compensation plans not required to be approved by the stockholders as of June 27, 2003. The 1996 Plan was approved by our stockholders, while the 1997 Plan was not and was not required to be approved by our stockholders.

	Equity Compensation Plan Information as of June 27, 2003
Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by stockholders	1,713,197	$18.23	2,411,592
Equity compensation plans not required to be approved by stockholders	99,334	$18.05	147,373

	1,812,531	$18.22	2,558,965

Deferred Compensation Plan. In July 1999, we implemented a Deferred Compensation Plan for eligible officers and employees to defer a portion of their bonus compensation and commissions. Contributions to the Plan consist of employee pre-tax contributions and our matching contributions up to a specified limit. Participants can invest in our common stock or a variety of mutual funds. Our stock is carried at cost and is held as treasury stock, with an offsetting deferred compensation liability in the equity section of the consolidated statements of financial condition. For the fiscal year ended June 27, 2003, approximately $5,880,000 was invested into the Deferred Compensation Plan. At June 27, 2003, funds totaling $1,549,000 were invested in 86,013 shares of our common stock, with the remainder invested in mutual funds. Approximately $616,000 of compensation expense was recorded related to the Deferred Compensation Plan in fiscal years 2003. On August 21, 2003 the Board amended the Deferred Compensation Plan to limit the number of shares that may be issued under the Deferred Compensation Plan to 200,000 shares and provide for a June 30, 2009 termination date. The trustee of the Deferred Compensation Plan is Westwood Trust. We have submitted the Deferred Compensation Plan to the stockholders for approval. Please read the section of this proxy statement entitled “Proposal Three—Approve the Deferred Compensation Plan” for more information.

Restricted Stock Plan. All of the directors and employees of the company and its subsidiaries will be eligible to participate in the Restricted Stock Plan. The Compensation Committee shall have the authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement to be entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of Board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement. Prior to the beginning of each fiscal year the Compensation Committee will establish performance goals for the fiscal year which must be satisfied before any awards may be granted under the Restricted

Stock Plan. Notwithstanding the non-satisfaction of such performance, goals, the Board may, in its discretion, make awards of restricted stock under the Restricted Stock Plan. The Compensation Committee believes that restricted stock provides an incentive to achieve our long-term strategic goals by aligning the financial interests of the executive officers with those of our stockholders. We expect to implement the Restricted Stock Plan upon stockholder approval. Please read the section of this proxy statement entitled “Proposal Two—Approve the Restricted Stock Plan” for more information.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board determines our executive compensation. The Compensation Committee is comprised of three non-employee directors. Frederick R. Meyer serves as Chairman of the Compensation Committee. Decisions by the Compensation Committee are reviewed by the Board. The Compensation Committee establishes our general compensation philosophy as well as our specific compensation program on behalf of the Board, determines the compensation of the Chief Executive Officer and approves the compensation of other executive officers.

The following report is submitted by Messrs. Cobb, Haddock and Meyer (Chairman) in their capacity as members of the Compensation Committee and addresses our compensation policies for fiscal 2003 in general and as they affected executive officers, including our named executive officers. Our officers are collectively referred to in this section as “executive officers.”

Compensation Philosophy

Our general compensation philosophy, as well as our specific compensation program, is intended to support and reinforce growth in stockholder value. Our executive officer compensation program is designed to reward the individuals based on consideration of a combination of company, business unit and individual results. Specifically, the Compensation Committee seeks to achieve the following objectives:

•	To attract, motivate and retain highly qualified executive officers through a competitive total compensation program;

•	To encourage executive officers to purchase and hold significant amounts of our stock; and

•	To ensure that a substantial portion of executive officer compensation be tied to the achievement of financial and strategic objectives and to the financial results of individual business units.

Salaries. The first component of our executive officer compensation program is cash compensation in the form of base salaries. Base salaries are set to be competitive within the securities industry and our geographic location. The base salary amounts are reviewed annually and are adjusted in light of the individual executive’s performance and economic conditions.

Bonuses. The second component of our executive officer compensation program consists of cash bonuses based on our fiscal year operating results and the individual executive officer’s contribution for the year. Our incentive compensation program provides for a bonus pool, determined annually, based on our return on equity. Allocation of the bonus pool to individual executive officers is determined using objective measures of business unit performance as well as subjective measures of the executive officer’s contribution to our financial and strategic objectives. If awarded, bonuses are paid early in the following fiscal year. The Compensation Committee believes that basing a portion of an executive officer’s compensation on performance motivates the executive to perform at the highest possible level.

•	Deferred Compensation Plan. Working in tandem with our annual bonus program is our Deferred Compensation Plan, which was adopted by the Board in July 1999. This plan was created in order to increase retention of executive officers and senior management as well as to increase stock ownership among participants in the plan. Under its terms, the plan allows the employee to defer a certain portion of each bonus and to invest such amounts in various investment alternatives including our common stock. We match a percentage of the deferrals, and the matching contribution vests ratably over four years. The Compensation Committee believes that programs such as the Deferred Compensation Plan will further align the executive officers’ long-term financial and strategic interests with those of our stockholders.

Long-Term Incentive Compensation. The third component of our executive officer compensation program is long-term incentive compensation. This is comprised of the following components:

•	Stock Option Plans. In general, our option grants have a ten-year term and have an exercise price equal to the fair market value per share of common stock on the day prior to the date of the grant. These options vest ratably over four years. The number of option shares granted is based on each executive officer’s total cash compensation for the preceding year as well as the individual’s contribution to our financial performance and strategic initiatives. The Compensation Committee believes that stock options provide an incentive to achieve our long-term strategic goals by aligning the financial interests of the executive officers with those of our stockholders.

•	Profit Sharing/401(k) Plan. We have a defined contribution Profit Sharing/401(k) Plan to provide certain retirement benefits. This plan covers substantially all of our employees. Amounts contributed to employees are based on gross compensation subject to IRS limitations. The profit sharing contributions are dependent on our profits, and vest over six years. We also provide 401(k) matching contributions of up to 4% of eligible compensation, which vest immediately.

•	Restricted Stock Plan. Upon approval by the stockholders, all of our directors and employees will be eligible to participate in the Restricted Stock Plan. The committee shall have the authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement to be entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of Board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement. Prior to the beginning of each fiscal year the committee will establish performance goals for the fiscal year which must be satisfied before any awards may be granted under the Restricted Stock Plan. Notwithstanding the non-satisfaction of such performance goals, the Board may, in its discretion, make awards of restricted stock under the Restricted Stock Plan. The Compensation Committee believes that restricted stock provides an incentive to achieve our long-term strategic goals by aligning the financial interests of the executive officers with those of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the compensation or similar committee or as a member of the board of directors of any other entity of which an executive officer served on our Compensation Committee or our Board of Directors.

Chief Executive Officer’s Compensation

In keeping with the general compensation philosophy outlined above, our chief executive officer’s base salary was established to place emphasis on incentive compensation while remaining competitive with others in our industry. The Compensation Committee reviewed measures of individual performance to determine the bonus portion of his annual compensation. Our chief executive officer is subject to the same profit sharing plan as the other executive officers and employees. In determining Mr. Hultgren’s compensation, the Compensation Committee considered Mr. Hultgren’s performance, his compensation history and other subjective factors in light of our financial results over the last completed fiscal year. The Compensation Committee believes that the total compensation package is commensurate with the compensation paid to the chief executive officers of corporations in similar lines of business after adjustment to compensate for differences in the size, business mix and geographic area of the companies reviewed.

Internal Revenue Code Section 162(m) Compliance

Section 162(m) of the Code, enacted in 1993, limits our ability to deduct the cost of certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies. This limitation did not result in the loss of any significant portion of the potential tax deduction to us for our fiscal year ended June 27, 2003. However, the Compensation Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. Accordingly, the Compensation Committee may authorize payments that may not be fully deductible if the Compensation Committee believes it is in our best interest to do so.

SUBMITTED BY THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

Frederick R. Meyer, Chairman

Brodie L. Cobb

Ronald W. Haddock

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee submits the following report:

Our Audit Committee is responsible for providing independent, objective oversight of the accounting functions and internal controls. The Audit Committee is composed of three independent directors, each of whom is independent as defined by the NYSE listing standards. The Audit Committee acts under a written charter adopted and approved by the Board. The charter was substantially amended this year to comply with the Sarbanes-Oxley Act and related rules adopted by the SEC and the NYSE. A copy of the amended charter is attached to this Proxy Statement as Appendix A.

Management is responsible for the company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with our management, our internal audit personnel and the independent accountants regarding the following:

•	The plan for, and the independent accountants’ report on, each audit of our financial statements;

•	Regulatory matters that may have a material impact on our financial statements and our compliance policies; and

•	The appropriateness of our accounting policies, changes in accounting principles and their impact on the financial statements.

Review of 2003 Financial Statements

The Audit Committee met with management to review and discuss the June 27, 2003 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent accountants their firm’s independence.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 27, 2003, filed with the SEC.

Fees Paid to Independent Accountants

Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual consolidated financial statements as of and for the year ended June 27, 2003, and the reviews of the consolidated financial statements included in our September 27, 2002, December 31, 2002 and March 28, 2003 quarterly reports on Form 10-Q were $294,000. Fees for the regulatory audits of our broker/dealer and banking subsidiaries as of and for the year ended June 27, 2003, were $115,000.

Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not provide information systems design and implementation services to us during fiscal 2003.

All Other Fees. The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to the financial statement audit services, rendered by PricewaterhouseCoopers LLP during the year ended June 27, 2003, were $59,000. These other services consisted of tax services and audits of employee benefit plans (our 401(k) plan and the money purchase plan).

Consideration of Non-Audit Services Provided by the Independent Accountant. The Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the auditor’s independence.

Fiscal 2004 Audit

PricewaterhouseCoopers has been approved by the Board, upon recommendation from the Audit Committee, as our independent accountants for the year ending June 26, 2004.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Jon L. Mosle, Jr., Chairman

J. Jan Collmer

R. Jan LeCroy

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock for the 60-month period from June 1998 through June 27, 2003, with the cumulative total return of the Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in our common stock, the Wilshire 5000 Index and the Nasdaq Financial Index in June 1998, including reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SWS GROUP, INC., THE WILSHIRE 5000 INDEX

AND THE NASDAQ FINANCIAL INDEX

*	$100 invested on 6/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

	Cumulative Total Return
	6/98	6/99	6/00	6/01	6/02	6/03
SWS Group, Inc.	100	338	195	121	129	136
Wilshire 5000	100	120	131	111	92	94
Nasdaq Financial Index	100	103	81	110	122	129

INDEPENDENT AUDITORS

Representatives of PricewaterhouseCoopers LLP, our independent accountants, are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

If you would like to submit a proposal for inclusion in the proxy materials to be distributed in connection with our 2004 annual meeting, you must do so not later than June 15, 2004. To be eligible for inclusion in our 2004 proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act. If you intend to submit a proposal from the floor during next year’s annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must provide us with written notice no later than August 29, 2004. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2004 annual meeting.

OTHER MATTERS

At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the annual meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of SWS Group, Inc. and our stockholders.

If you would like a copy of our 2003 Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, please send a written request to:

James R. Bowman, Vice President

SWS Group, Inc.

1201 Elm Street, Suite 3500

Dallas, Texas 75270

214-859-1800

In order to ensure timely delivery of the Form 10-K, we should receive your request no later than five business days prior to the annual meeting.

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be represented at the annual meeting.

By Order of the Board of Directors,

/s/ Allen R. Tubb
Allen R. Tubb
Vice President, General Counsel and Secretary

October 13, 2003

Appendix A

SWS GROUP, INC.

AUDIT COMMITTEE CHARTER

I. Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

II. Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be replaced by the Board.

III. Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV. Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Regarding Financial Statement and Disclosure Matters

a.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

b.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

c.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

d.	Review and discuss quarterly reports from the independent auditors on:

(i)	All critical accounting policies and practices to be used.

(ii)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(iii)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

e.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and not necessarily prior to each release.

f.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

g.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

h.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

i.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Regarding Oversight of the Company’s Relationship with the Independent Auditor

j.	Review and evaluate the lead partner of the independent auditor team.

k.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

l.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

m.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

n.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Regarding Oversight of the Company’s Internal Audit Function

o.	Review the appointment and replacement of the senior internal auditing executive.

p.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

q.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Regarding Compliance Oversight Responsibilities

r.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act, which requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Audit Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts, has not been implicated.

s.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

t.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

u.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

v.	Discuss with the Company’s General Counsel and other legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

V. Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Amended May 22, 2003

Appendix B

SWS GROUP, INC.

2003 RESTRICTED STOCK PLAN

The SWS Group, Inc. 2003 Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the board of directors of SWS Group, Inc., a Delaware corporation (hereinafter called the “Company”).

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain, and award the services of the employees and directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services for the Company; and

(c)	provide a means through which the Company may attract able persons as employees.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the board of directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the

Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (A) at the date of this Plan were directors or (B) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 20% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to a Participant as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

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2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

2.12 “Grantee” means an Employee or Non-employee Director to whom a Restricted Stock Award has been granted under the Plan.

2.13 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.14 “Non-employee Director” means a member of the Board who is not an Employee.

2.15 “Participant” shall mean an Employee or Non-employee Director to whom a Restricted Stock Award is granted under this Plan.

2.16 “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

2.17 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.4 of this Plan and set forth in the Restricted Stock Agreement.

2.18 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Restricted Stock Agreement.

2.19 “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

2.20 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Board.

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2.21 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.22 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.23 “Termination of Service” occurs when a Participant who is an Employee shall cease to serve as an Employee for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

While the Common Stock of the Company is publicly traded, the Committee shall be a committee of the Board the members of which exhibit the independence necessary to comply with any applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, or any other applicable law, as necessary. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall from time to time establish appropriate Company-wide performance goals that must be satisfied before Restricted Stock Awards will be made under the Plan, shall from time to time make recommendations to the Board regarding persons to whom Restricted Stock Awards should be granted and shall set forth in the Restricted Stock Agreement of each person to whom the Board approves a Restricted Stock Award the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan.

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The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to prescribe terms for Restricted Stock Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Restricted Stock Awards.

Notwithstanding the foregoing, all rights and powers reserved to the Committee under this Article 3 may also be exercised by the Board.

ARTICLE 4

ELIGIBILITY

Any Employee or Non-employee Director whose judgment, initiative, and efforts contributed to the successful performance of the Company is eligible to participate in the Plan. Restricted Stock Awards may be granted by the Board at any time and from time to time to new participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board may determine. Except as required by this Plan, Restricted Stock Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation recommendations regarding which Employees or Non-employee Directors, if any, are to receive Restricted Stock Awards, the form, amount and timing of such Restricted Stock Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Non-employee Directors who receive, or are eligible to receive, Restricted Stock Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

Shares to be issued may be made available from Common Stock held by the Company in its treasury, or Common Stock that is newly issued; provided, however, that to the extent a Restricted Stock Award is made to a newly hired Employee as a condition of employment, only shares of Common Stock held by the Company in its treasury may be used.

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Subject to adjustment as provided in Articles 9 and 10, the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is (a) 500,000 shares; plus (b) shares of Common Stock previously subject to Restricted Stock Awards which are forfeited, terminated or settled in cash in lieu of Common Stock or Restricted Stock; provided that no more than 200,000 of such shares shall be newly issued shares of Common Stock.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 In General. The grant of a Restricted Stock Award shall be authorized by the Board and shall be evidenced by a Restricted Stock Agreement setting forth the Restricted Stock, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan. The Board, upon its own action or in consultation with the Committee, may grant, but shall not be required to grant, a Restricted Stock Award to any Employee or Non-employee Director as a result of the Company’s satisfying the performance goals established by the Committee pursuant to Section 6.2 of the Plan. In addition, notwithstanding the fact that the Company fails to satisfy the performance goals established by the Committee pursuant to Section 6.2, nothing shall prohibit the Board, from time to time, from making discretionary Restricted Stock Awards to any Employee or Non-employee Director. The Company shall execute a Restricted Stock Agreement with a Participant after the Board approves the issuance of a Restricted Stock Award.

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions, as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Article 6.

6.2 Performance Goals. Prior to the beginning of each fiscal year the Committee shall establish performance goals for that fiscal year which must be satisfied before any Restricted Stock Awards may be granted under the Plan. Upon certification of the attainment of the Company-wide performance goals for a fiscal year, the Board shall, based on the recommendations of the Committee, determine the eligible persons to whom Restricted Stock Awards will be granted in accordance with Article 3 and this Article 6 as a result of the satisfaction of the performance goals established under this Section 6.2. Notwithstanding the foregoing, the Board may from time to time, pursuant to Section 6.1, grant Restricted Stock Awards to such Employees or Non-employee Directors as it sees fit in its sole and absolute discretion.

6.3 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by

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the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.4 Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting forth each of the matters addressed in this Article 6 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock certificate until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Grantee’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Grantee. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired and Grantee has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Grantee, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse. The Committee may, in its sole discretion, accelerate the Restriction Period for all or a part of a Restricted Stock Award.

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6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on Grantee’s Termination of Service during the Restriction Period, the shares of Common Stock still subject to the Forfeiture Restrictions contained in the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Grantee. The Committee will have discretion to determine the date of the Grantee’s Termination of Service.

6.10 Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion. Notwithstanding the provisions of Section 6.10 or any other provision in the Plan to the contrary, the Committee may, on account of the Grantee’s Disability or otherwise, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate. The Committee shall have discretion to determine whether a Grantee’s Termination of Service was as a result of Disability. Any action by the Committee pursuant to this Section 6.11 may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee.

6.11 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeitures Restrictions applicable to a Restricted Stock Award, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

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ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 8

TERM

The Plan shall be effective as of the later of the date that this Plan is approved by the Board or the Shareholders. Unless sooner terminated by action of the Board, the Plan will terminate on August 21, 2013, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

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(b) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or

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liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Participant is vested, pursuant to the terms of the Participant’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Board may, in its sole and absolute discretion, accelerate the vesting of any Participant’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Employment. Neither the Plan nor any Restricted Stock Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully

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indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant, which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

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12.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain SWS Group, Inc. 2003 Restricted Stock Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

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Appendix C

SWS GROUP, INC.

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Effective July 1, 1999

Article I

Establishment and Purpose

1.1 Establishment. SWS Group, Inc., a corporation organized under the laws of the state of Delaware (“Company”), hereby establishes a deferred compensation plan for Eligible Employees to be known as the SWS Group, Inc. Deferred Compensation Plan (“Plan”).

1.2 Purpose. The Plan shall provide Eligible Employees the ability to defer payment of Incentive Awards and Commissions paid by the Company. In addition, the Plan shall provide a Company Matching Contribution and allow for Discretionary Contributions for selected Eligible Employees.

1.3 Effective Date of Plan. The plan is effective July 1, 1999.

1.4 Maximum Shares and Termination. No more than 200,000 shares of Stock may be issued pursuant to the Plan and the Plan shall terminate on June 30, 2009.

Article II

Definitions

Pronouns and other similar words used herein in the masculine or neuter gender shall be read in the appropriate gender. The singular form of words shall be read as plural where appropriate. Where capitalized words or phrases appear in the Plan, they shall have the meaning set forth below.

2.1 “Account” means the recordkeeping account maintained in the name of a Participant to which Deferral Amounts, Matching Contributions, Discretionary Contributions, and Credited Interest are recorded pursuant to the provisions of Article VI.

2.2 “Affiliate” means:

(a)	Any corporation other than the Company (i.e., either a subsidiary corporation or an affiliate or associated corporation of the Company), which together with the Company is a member of a “controlled group of corporations” within the meaning of Section 414(b) of the Internal Revenue Code.

(b)	Any organization that is under “common control” with the Company determined under Section 414(c) of the Internal Revenue Code.

(c)	Any organization which together with the Company is a member of an “affiliated service group” within the meaning of Section 414(m) of the Internal Revenue Code.

2.3 “Beneficiary” means the person, persons, trust, or other entity designated by a Participant to receive benefit, if any, under this Plan at such Participant’s death pursuant to Section 5.5.

2.4 “Committee” means the Executive Committee or such other Committee as may be appointed by the Board of Directors of SWS Group, Inc. from time to time to oversee the administration of the plan.

2.5 “Commissions” means any commissions paid to an Eligible Employee under the Company’s Commission payment schedule, as identified on the Employer payroll system.

2.6 “Company” means SWS Group, Inc. and its Affiliates and any successor thereto. The Company was formerly known as Southwest Securities Group, Inc. and any reference in the Plan to Southwest Securities Group, Inc. shall be deemed a reference to SWS Group, Inc.

2.7 “Credited Interest” means the amount credited to a Participant’s Account pursuant to Section 6.4.

2.8 “Deferral Amount” means the portion of the Eligible Employee’s Incentive Award or Commissions, which he elects to defer pursuant to Article IV.

2.9 “Deferral Period” means the period established under Section 4.1 to which a Deferral Amount election shall apply.

2.10 “Disability or Disabled” means a mental or physical condition which qualifies the Participant as being disabled for purposes of the SWS Group, Inc. Long Term Disability Plan. If a participant is not covered by such plan, disability means a mental or physical condition, which in the opinion of the Committee will cause the Participant to be unable to perform usual duties of the employer for a period of at least six months.

2.11 “Discretionary Contribution” means a supplemental amount credited to a Participant’s Account as allocated by the Committee from time to time.

2.12 “Eligible Employee” means an Employee who is designated by the Committee as belonging to a “select group of management or highly compensated employees”, as such phrase is defined under ERISA and who meets such other criteria as determined by the Committee.

2.13 “Employee” means an individual who is an employee of the Company or Affiliate.

2.14 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.15 “Incentive Award” means any award to an Eligible Employee under the Company’s Annual Incentive Compensation Plan as it may be amended or modified from time to time or any successor plan.

2.16 “Investment Alternative” means the investment selected by the Participant pursuant to Section 6.3.

2.17 “Matching Contribution” means the amount credited to a Participant’s Account by the Company, as defined in Section IV.

2.18 “Participant” means an Eligible Employee who has been designated a Participant under the Plan pursuant to Section 3.2.

2.19 “Plan” means this SWS Group, Inc. Deferred Compensation Plan, as amended from time to time. The Plan was originally known as the Southwest Securities Deferred Compensation Plan and any reference to the Plan by that name shall be deemed a reference to the SWS Group, Inc. Deferred Compensation Plan. The cover page and any other non- substantive aspects of the Plan or any description thereof may be modified to reflect the change in the Plan’s name.

2.20 “Plan Year” means the 12-month period beginning each July 1 and ending the succeeding June.

2.21 “Retirement Date” means the first day of any month after a Participant separates from service, attains age 55 and completes 10 years of Service.

2.22 “Service” means the most recent period of whole year of uninterrupted service with the Employer.

2.23 “Stock” means SWS Group, Inc. Common Stock.

2.24 “Vested Account” means the vested portion of a Participant’s Account as defined in Section 6.5.

Article III

Eligibility and Participation

3.1 Eligibility. Only those eligible employees selected by the Committee shall be eligible to participate in the Plan. All determinations as to an Employee’s status as an Eligible Employee shall be made by the Committee. The Committee may also determine that an Employee that was previously eligible under the Plan is no longer eligible. The determinations of the Committee shall be final and binding on all Employees. The Committee shall provide each Eligible Employee with notice of the Employee’s status as an Eligible Employee under this Plan and permit such Eligible Employee the opportunity to make the Deferral Amount election pursuant to Article IV. Such notice may be given at such time and in such manner as the Committee may determine.

3.2 Participation and Classification of Participants. Each Eligible Employee who has a Deferral Amount credited to an Account under this Plan shall be a Participant. An Eligible Employee shall continue as a Participant as long as there is a balance credited to the Participant’s Account.

Article IV

Determination of Contribution Amounts

4.1 Deferral. The Company and each affiliate which has Eligible Employees shall establish a Deferral Period to which any Deferral Amount election made by such employees shall apply. Such Deferral Period shall be at least twelve months in length except for the Participant’s initial Deferral Period. Only Commissions and Incentive Awards which become payable within such Deferral Period may be covered by a Deferral Amount election.

For any Deferral Period, a Participant may elect to defer (up to the percentages shown below) any Incentive Award or Commission that may be payable by the Company. The amount deferred shall be specified as a percentage (deferrals made in 1% increments).

(a)	Incentive Awards. A Participant may elect to defer up to 50% of an Incentive Award for the Deferral Period.

(b)	Commissions. A Participant may elect to defer up to 100% of Commissions received for any Deferral Period.

4.2 Election of Deferral Amount. An Eligible Employee must file a Deferral Amount election form for each Deferral Period for which a Deferral will be made. Such election must be made not less than 45 days prior to the commencement of the Deferral Period to which it is to apply, except that an Eligible Employee’s initial election may be made within 30 days of his selection as a Participant provided no Commission or Incentive Award payable to the Participant at the date of such election shall be considered part of such Deferral Amount. For any Deferral Amount election to be effective July 1, 1999, such election must be made on or before June 30, 1999.

If an Eligible Employee does not file a Deferral Amount election form within the foregoing period prior to any Deferral Period, such Eligible Employee will be deemed to have elected not to defer receipt of any Incentive Awards or Commissions which otherwise become payable during such Deferral Period.

Once made, an election will be in force for the entire Deferral Period. If a severe and unforeseeable financial hardship (as determined under Section 5.1) occurs during the Deferral Period, a Participant may revoke the Deferral Amount election with the consent of the

Committee. Following such a revocation, a Participant may resume Deferrals only during the above-described period for the following Deferral Period by executing a new Deferral Amount election and delivering it to the Committee.

4.3 Deferral Amount Election Forms. All Deferral Amount elections shall be made on a Deferral Amount election form. A Deferral Amount election form shall specify the Deferral Amount, Investment Alternative pursuant to Subsection 6.3, and the Eligible Employee’s designated Beneficiary to receive any death benefit applicable to such Deferral Amounts.

4.4 Matching Contribution. A Participant shall be eligible for a Matching Contribution for a Plan Year if the Commissions payable to that Participant for such year meet or exceed the threshold amount established by the Committee or the Board of Directors for that Plan Year. The Company shall match 25% of a Participant’s annual Deferral Amount up to a maximum matching amount of $10,000 per Plan Year. Matching Contributions shall be made in Stock unless otherwise determined by the Company. Such contributions may be made as soon as practical following the close of the Plan Year or at such other times as determined by the Committee.

4.5 Discretionary Contribution. From time to time, the Company may make additional contributions to selected Participants’ Discretionary Account, as the Committee deems appropriate. Discretionary Contributions shall be made in Stock, unless otherwise determined by the Company.

Article V

Payments of Benefits

5.1 Time of Payment. Payment of the Vested Account will commence within 90 days of the earliest to occur of 1) termination prior to Retirement Date, 2) retirement after a Retirement Date, 3) death, or 4) disability. A Participant may defer commencement of payment under the Plan beyond his Retirement or termination date with the consent of the Committee, provided his request to do so is received by the Committee not less than one year prior to the date that payment would otherwise be made or commence and the Participant agrees to defer payment or commencement to a definite future date not less than two years from the date payment would otherwise be made or commence. The election must be made at least one year prior to Retirement Date. All or a portion of the Account may be paid during active employment of a Participant if he makes an election to receive such distribution two years prior to the date such distribution is to be paid or is granted approval by the Committee due to an unforeseen financial hardship withdrawal. Only one such election shall be permitted and any such election shall be irrevocable except in the case of the Participant’s subsequent death or Disability.

Subject to Section 5.2, all or a portion of the Participant’s Account may be paid during active employment of a Participant if he makes an election to receive such distribution at least two years prior to the date such distribution is to be paid. The Committee may also permit a Participant to receive payment of all or a portion of his Vested Account to the extent he incurs a severe and unforeseeable financial hardship. An unforeseeable financial emergency will not be deemed to exist if the hardship may be relieved through other sources or cessation of Deferrals under Section 4.2 of the Plan.

5.2 Method of Payment. When a Participant becomes entitled to a distribution, the Plan shall, except as provided below, pay the balance of the Participant’s Vested Account in 10 annual installments. The first installment shall be due on the first day of the month following the Participant’s Retirement or termination. Each subsequent annual installment shall be paid on the first business day in July following the initial payment and shall continue on each subsequent July 1 until all installment payments have been made. The amount of the first installment shall equal one-tenth of the Vested Account on the valuation date established under Section 6.2 which coincides or immediately precedes the Participant’s Retirement or termination. The amount of the second installment shall be one-ninth of the Vested Account on the valuation date coincident with or next preceding the second installment date and so forth until all installment payments have been made; provided that if any installment payment would be less than $50,000, the Plan may distribute the entire remaining Vested Account Balance. After commencement of installment payments, a Participant’s Account shall continue to be adjusted in the same manner as set forth in Section 6.4.

A Participant may request the Committee to authorize payment of his Vested Account balance in a lump sum. The Committee shall have the discretion to agree to such payment upon such terms and conditions, as it shall establish from time to time. Without limiting the generality of the foregoing, the Committee may require a Participant to enter into a noncompetition agreement or to execute one or more releases of claims against the Company and its Affiliates and their officers, employees and agents as a condition to such lump sum payment. The Committee may, with or without the request or consent of the Participant, require the Participant to accept a distribution of his Vested Account in a single lump sum payment.

The portion of the Account invested in mutual funds shall be distributed in cash. The remaining portion, if any, invested in Stock shall be distributed in shares of SWS Group, Inc. Common Stock.

5.3 Death Benefit. If a Participant dies with a balance credited to the Employee’s Account, such balance shall be paid to the Employee’s Beneficiary designated on the applicable Deferral Amount election form. The then current balance of the Vested Account payable to a designated Beneficiary shall be paid in a single lump sum payment.

5.4 Disability Benefit. If a Participant becomes Disabled with a balance credited to the Employee’s Account, such balance shall be paid to the Employee. The then current balance of the Vested Account shall be paid in a single lump sum payment.

5.5 Beneficiary Designations. A Participant shall designate a Beneficiary who, upon the Employee’s death, shall receive payments that otherwise would have been paid to him under the Plan. All Beneficiary designations shall be in writing. Any such designation shall be effective only if and when delivered to the Committee during the lifetime of the Participant.

If a designated Beneficiary of a Participant predeceases the Participant, the designation of such Beneficiary shall be void. If a Participant fails to designate a Beneficiary with respect to any death benefit payments or if such designation is ineffective, in whole or in part, any payment that otherwise would have been paid to such Participant shall be paid to the Employee’s surviving spouse or, if none, to the Employee’s estate.

Article VI

Accounts and Credited Interest

6.1 Participant Accounts. The Committee shall maintain, or cause to be maintained, a bookkeeping Account for each Participant for the purpose of accounting for the Participant’s interest under the Plan. The Committee shall maintain within each Participant’s Account such Deferral Amount, Matching Contributions, and Discretionary Contribution subaccounts as may be necessary as well as Credited Interest allowable. In addition to the foregoing bookkeeping subaccounts maintained for each Participant, the Committee shall maintain, or cause to be maintained, such other accounts, subaccounts, records or books as it deems necessary to properly provide for the maintenance of Accounts and to carry out the intent and purpose of the Plan.

6.2 Adjustment of Accounts. Each Participant’s Account shall be adjusted to reflect all Deferral Amounts, Matching Contributions, and Discretionary Contributions credited to the Employee’s Account, all Credited Interest and other positive or negative earnings credited or debited to the Employee’s Account as provided by Section 6.4, and all benefit payments charged to the Employee’s Account. A Participant’s Deferral Amount shall be credited to such Participant’s Account as soon as possible on or after the date on which the amount being deferred would have become payable to the Participant absent the deferral election. Credited Interest and other earnings shall be credited to the Participant Accounts pursuant to Section 6.4. Changes to a Participant’s Account to reflect benefit payments shall be made as of the date of any such payment. As of any relevant date, the balance standing to the credit of a Participant’s Account, and each separate subaccount comprising such Account, shall be the respective balance in such Account and the component subaccounts as of the close of business on such date after all applicable credits, debits and charges have been posted.

6.3 Investment Alternatives. Participants may elect or modify an Investment Alternative for Deferral Amounts from the following in accordance with such procedures and limitations as approved by the Committee:

(a)	Mutual Funds. A Participant may request that all or a portion of his Deferral Amount be invested in selected mutual fund(s) approved by the Committee from time to time. The purchase price used for any shares or units of mutual funds held in Participant Accounts shall be based on the price of such shares or units on the date such shares or units are actually purchased with such Deferral Amount.

(b)

Company Stock. A Participant may request that all or a portion of his Deferral Amount be invested in Stock. The purchase price used for Stock units held in Participant Accounts shall be based on the Stock price on the date such Stock is actually purchased with such Deferral Amount.

6.4 Credited Interest. Credited Interest shall be based on the returns on mutual fund(s) and Company Stock weighted in accordance with the Participant’s investment allocation.

Each Participant’s Account shall be credited, or debited as the case may be, with Credited Interest on the balance in such Account. Credited Interest shall be allocated to the appropriate subaccount balances within such Account. Credited Interest shall be credited to Accounts on a quarterly basis at the end of each calendar quarter.

Not withstanding anything to the contrary above, Credited Interest on Matching Contributions and Discretionary Contributions shall be based solely on Stock returns.

6.5 Vesting. Subject to the conditions and limitations on payment of benefits under the Plan, a Participant’s Deferral Amount subaccount shall be 100% vested as of any relevant date. Company Matching Contributions and Discretionary Contributions shall be vested 25% per year on a class year basis. The entire balance of the Account shall be 100% vested upon death, Disability, or retirement after Retirement Date.

Notwithstanding the foregoing, if a Participant is terminated due to theft or other dishonesty or if the Participant violates any obligation to which he is subject to refrain from competition or disclosure of confidential information, the Committee may require the Participant to forfeit any portion of his Vested Account derived from Matching or Discretionary Contributions and any earnings or appreciation of his Deferral Amounts.

6.6 Account Statements. The Committee shall provide each Participant with a statement of the status of the Employee’s Account under the Plan. The Committee shall provide such statement annually or at such other times as the Committee may determine. Such statement shall be in the format prescribed by the Committee.

Article VII

Administration of the Plan

7.1 Administration. The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of a quorum of the Committee at a meeting or acts approved in writing by a majority of the Committee without a meeting shall be the acts of the Committee. The Committee shall have the discretionary authority to make such rules as it deems necessary to administer the Plan, to interpret the Plan, to decide questions arising under the Plan, and to take such other action as may be appropriate to carry out the purpose of the Plan. The Committee is authorized to employ attorneys, accountants or any other agents or delegate specified duties to employees of the Company as it shall deem proper in the discharge of its duties. The Committee shall be the “plan administrator” and the Company shall be the “named fiduciary” as such terms are defined by ERISA.

7.2 Compensation and Expenses. Any member of the Committee may receive reimbursement by the Company for expenses properly and actually incurred. All expenses of the Committee shall be paid by the Company. Such expenses shall include any expenses incident to the functioning of the Committee or the Plan, including, but not limited to, fees of actuaries, accountants, legal counsel and other specialists, and other costs of administering the Plan.

7.3 Claims Review Procedures.

(a)	Denial of Claim. If a claim for benefits is wholly or partially denied, the claimant shall be given notice in writing of the denial within a reasonable time after the receipt of the claim, but not later than 90 days after the receipt of the claim. However, if special circumstances require an extension, written notice of the extension shall be furnished to the claimant before the termination of the 90-day period. In no event shall the extension exceed a period of 90 days after the expiration of the initial 90-day period. The notice of the denial shall contain the following information written in a manner that may be understood by the claimant:

(1)	The specific reasons for the denial.

(2)	Specific reference to pertinent Plan provisions on which the denial is based.

(3)	A description of any additional material or information necessary for the claimant to make a claim and an explanation of why such material or information is necessary.

(4)	An explanation that a full and fair review by the Committee of the denial may be requested by the claimant or authorized representative by filing a written request for a review with the Committee within 60 days after the notice of the denial is received; and

(5)	If a request for a review is filed, the claimant or an authorized representative may review pertinent documents and submit issues and comments in writing within the 60-day period described in Section 7.3(a)(4).

(b)	Decision After Review. The decision of the Committee with respect to the review of the denial shall be made promptly, but not later than 60-days after the Committee receives the request for the review. However, if special circumstances require an extension of time, a decision shall be rendered not later than 120 days after the receipt of the request for review. A written notice of the extension shall be furnished to the claimant prior to the expiration of the initial 60-day period. The claimant shall be given a copy of the decision, which shall state, in a manner calculated to be understood by the claimant, the specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

7.4 Finality of Determinations. All determinations of the Committee as to any matter arising under the Plan, including questions of construction and interpretation shall be final, binding and conclusive upon all interested parties.

7.5 Indemnification. To the extent permitted by law and the Company’s bylaws, the members of the Committee, its agents, and the officers, directors and employees of the Company shall be indemnified and held harmless by the Company from and against any and all loss, cost, liability or expense that may be imposed upon or may be reasonably incurred by them in connection with or resulting with any claim, action, suit or proceeding to which they be a party or which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement with the Company’s written approval or paid by them in satisfaction of a judgement in any such action, suit or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability or expense is due to such person’s gross negligence or willful misconduct.

7.6 Voting of Securities. The Committee shall direct the Trustee as to the manner in which voting, dissenter’s rights or other stockholder’s rights of any securities held by the trust created by Article VIII shall be exercised.

Article VIII

Provisions For Benefits

8.1 Provisions For Benefits. Amounts payable under the Plan to or on account of an Eligible Employee shall be paid, directly or indirectly, from assets of the trust established by the Company for such payment, the assets of which shall be subject to the claims of creditors of the Company in the event of the Company’s insolvency. The Company shall make contributions to the trust in amounts that are reasonably estimated to be sufficient to satisfy the Company’s obligations to make benefit payments under the Plan. To the extent that the assets of the trust are not sufficient to make benefit payments hereunder, amounts payable under the Plan shall be paid directly by the Company from its general assets. No assets of the Company shall be used solely for the purpose of providing benefits hereunder (except as to the amounts paid or payable to the trust established for this Plan), and the Company’s obligation to pay such benefits is not limited to any particular assets of the Company. The Company’s obligation to make credits to the Accounts of each Eligible Employee is merely a contractual obligation, and an Eligible Employee shall be treated as a general creditor of the Company with respect to any amounts credited to his Account.

Article IX

Amendment, Termination, or Merger

9.1 Amendment and Termination. The Board of Directors of the Company may amend, modify or terminate the Plan at any time and in any manner. In the event of a termination of the Plan, no further Deferral Amount elections shall be made under the Plan. Amounts which are then payable or which become payable under the terms of the Plan shall be paid as scheduled under the provisions of the Plan, unless the Committee directs the payments be accelerated.

9.2 Merger, Consolidation or Acquisition. In the event of a merger, consolidation, or acquisition or other reorganization in which the Company is not the surviving or resulting corporation, the Plan shall terminate on the effective date of such reorganization unless the Committee determines the Plan should continue and the surviving or resulting corporation elects to continue and carry on the Plan. In such an event, the surviving or resulting corporation shall have the same rights with respect to the Plan as the Company. If the Plan is terminated as part of a reorganization, all Accounts shall be considered fully vested at such date and participants shall receive payment of their Accounts pursuant to Section 5.2.

Article X

General Provisions

10.1 Effect on Other Plans. Deferred Amounts shall not be considered as part of a Participant’s compensation for the purpose of any qualified employee pension plans maintained by the Company. However, such amounts may be taken into account under all other employee benefit plans maintained by the Company in the year in which such amounts would have been payable absent the deferral election; provided, such amounts shall not be taken into account if their inclusion would jeopardize the tax-qualified status of the plan to which they relate.

10.2 Nonalienation. Except as otherwise required by law, no benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or hereafter payable, shall be void. No benefit payable under the Plan shall in any manner be liable for or subject to the debts or liabilities of any Participant or Beneficiary entitled to any benefit. Without limiting the generality of the foregoing, no benefit payable or in pay status under the Plan shall be subject to division in connection with any divorce or separation proceeding involving a Participant.

10.3 Incompetency. Any person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives written notice, in an acceptable form and manner, that such person is incompetent and a guardian or other person legally vested with the care of the Employee’s estate has been appointed. If the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for the Employee’s affairs because of any disability or infirmity and no legal guardian of such person’s estate has been appointed, any payment due may be paid to the spouse, a child, a parent, a sibling, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment. Any such payment so made shall be a complete discharge of any liability therefor under the Plan. If a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments shall be made to such guardian, provided proper proof of appointment and continuing qualification is furnished in the form and manner acceptable to the Committee. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

10.4 Effect of Mistake. If, in the sole opinion of the Committee, a material mistake or misstatement occurs with respect to the eligibility of a Participant, the amount of benefit payments made or to be made to or with respect to a Participant, the Investment Alternative selected by a Participant or other matters related to the administration of the Plan, the Committee may make such adjustments as it deems appropriate to correct such mistake or misstatement. To the extent that the Committee determines that such mistake or misstatement results from an act or failure to act of a Participant, the Committee may require the Participant to hold the Plan harmless from any loss or expense incurred by it.

10.5 Plan Not an Employment Contract. This Plan is not an employment contract and does not confer on any person the right to be continued in employment. All Employees remain subject to change of salary, transfer, change of job, discipline, layoff, discharge or any other change of employment status.

10.6 Tax Withholding. The Company or other payor may withhold from a benefit payment or Deferral Amount any federal, state or local taxes required by law to be withheld with respect to such payment or Deferral Amount. All contributions will be subject to FICA tax as required by federal law. In the event the Deferred Amount is invested in Stock the Participant’s Account does not contain sufficient cash for the required withholding, the Company or other payor may sell shares of Stock to supply sufficient cash to fund the required withholding.

10.7 Severability. If any provision of the plan is held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been contained therein. The Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment.

10.8 Applicable Law. The Plan shall be governed and construed in accordance with the laws of the State of Texas, except to the extent such laws are preempted by any applicable federal law. No reference to ERISA in the Plan shall be construed to mean that the Plan is subject to any particular provisions of ERISA.

10.9 Binding Effect. This Plan shall be binding upon the Company, its Affiliates and their respective successors and assigns and upon the Participant and each Participant’s Beneficiary, heirs, executors, administrators, representatives, successors and assigns.

	SWS Group, Inc.	ANNUAL MEETING November 12, 2003
P R O X Y

The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders dated October 13, 2003 of SWS Group, Inc. (the “Company”) to be held at the Venetian Ballroom at the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas at noon Central time on Wednesday, November 12, 2003; and (ii) appoints Don A. Buchholz and Donald W. Hultgren, with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that the shares represented by this proxy be voted as shown on the reverse side of this card.

Dated:	2003

(Sign Here)

(Print Name and Title, if applicable

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please date, sign and mail this Proxy in the enclosed envelope. No postage is required.

	SWS Group, Inc.					ANNUAL MEETING November 12, 2003		Continued from other side
The shares represented by this Proxy, when properly executed, will be voted in the manner described herein by the above executing stockholder.

P R O X Y	1.	The election of the following persons to serve on the Board of Directors:					3.	Amendment to the company’s Deferred Compensation Plan ☐ FOR ☐ AGAINST ☐ ABSTAIN
		Don A. Buchholz	☐	FOR	☐	WITHHOLD AUTHORITY
		Donald W. Hultgren	☐	FOR	☐	WITHHOLD AUTHORITY
		Brodie L. Cobb	☐	FOR	☐	WITHHOLD AUTHORITY
		J. Jan Collmer	☐	FOR	☐	WITHHOLD AUTHORITY	4.	In the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof. ☐ FOR ☐ AGAINST ☐ ABSTAIN
		Ronald W. Haddock	☐	FOR	☐	WITHHOLD AUTHORITY
		R. Jan LeCroy	☐	FOR	☐	WITHHOLD AUTHORITY
		Frederick R. Meyer	☐	FOR	☐	WITHHOLD AUTHORITY
		Jon L. Mosle, Jr.	☐	FOR	☐	WITHHOLD AUTHORITY
	2.	Establishment of the company’s Restricted Stock Plan ☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such common stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

☐ I PLAN TO ATTEND THE ANNUAL MEETING AND LUNCHEON